UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2340

Montgomery Street Income Securities, Inc.

(Exact name of registrant as specified in charter)

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Address of principal executive offices)

Mark D. Nerud, President

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5801

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2014 – June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Stockholders.

Montgomery Street

Income Securities, Inc. (MTS)

Semiannual Report to Stockholders

June 30, 2014 (Unaudited)

Montgomery Street Income Securities, Inc. (Unaudited)

Portfolio Manager Review

Portfolio Return

Montgomery Street Income Street Securities, Inc. (the “Fund”) had a total return based on net asset value (“NAV”) of 4.63% for the six-month period ended June 30, 2014. The total return of the Fund, based on the market price of its New York Stock Exchange traded shares, was 8.32% for the same period.1 The Fund’s NAV total return outperformed the Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, which posted a total return of 3.93% for the six-month period.2

Market Review

Both uncertainty and volatility increased at the start of 2014 amid geopolitical tensions and weak economic data. An uncharacteristically cold winter took a toll on the U.S. economy, resulting in a weak first quarter U.S. gross domestic product rate of -2.9%. On the global front, rising geopolitical tensions between Russia and Ukraine at the outset of the year led to volatile swings in financial markets, particularly in equities.

Central banks across the globe continued — and in certain instances increased — their accommodative stance during the first half of the year. Despite the weak first quarter, the U.S. Federal Reserve (“Fed”) continued tapering its asset purchases and remained on track to conclude its purchases by year-end. The Fed also took considerable steps to strengthen its forward guidance on the policy rate. In Fed Chair Janet Yellen’s first statement in March, the Fed dropped references to a 6.5% unemployment target and placed greater emphasis on inflation and other “measures of labor market conditions” as more appropriate barometers for determining the timing of the first interest rate hike. In Europe, the European Central Bank announced new easing measures, including a historic negative rate on deposits, policy rate cut, and targeted long-term refinancing operations to spur business lending.

Financial markets, despite the volatility early on, ended the first half of the year in positive territory. Improving global economic data in the second quarter, supportive central banks, and easing of global political risks led to sizable equity market gains overall, with the S&P 500 Index rising 6.05% and hitting an all-time high. Global fixed income markets also posted strong returns, with the Barclays Aggregate Bond index returning 3.93%, benefitting from rate declines across most maturities (e.g., U.S. 10-year Treasury rates declined 50 basis points), and investors began to embrace the view that policy rates will remain lower than historical norms suggest.

U.S. Treasury Bond Yield Curve (Unaudited)

Source: Bloomberg

Performance is historical and does not guarantee future results.

[1]

Total return based on NAV reflects changes in the Fund’s net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund’s shares traded during the period. Past results are not necessarily indicative of the future performance of the Fund. Investment return and principal value will fluctuate.

[2]

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset backed securities and commercial mortgage backed securities. The Index does not include exposure to high yield securities, non-dollar securities or cash. Index returns assume reinvestment of dividends and interest, but, unlike Fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

1

Montgomery Street Income Securities, Inc. (Unaudited)

Portfolio Manager Review

Fund Performance

Given its primary focus on income generation, the Fund remained overweight investment grade credit throughout the period, which contributed to performance as spreads continued to tighten. The yield to maturity for the Fund as of June 30 was 2.96%, versus 2.23% for the benchmark. As seen in the table below, the Fund was focused on the investment grade sector and had a 43 percent allocation to BBB rated securities. Tactical positioning within the high yield sector also added to returns, as high yield securities continued to post strong gains. From an interest rate positioning standpoint, the Fund was focused on short and intermediate maturities and was underweight the long end of the yield curve, which detracted from returns given the rally in longer-dated maturities. An out-of-benchmark allocation to non-Agency mortgage backed securities (“MBS”), included under “Other” in the Sector Distribution Table, which were supported by limited supply and an ongoing housing recovery, continued to add to performance. An underweight to Agency MBS, however, more than offset this positive impact, as they outperformed like-duration Treasuries. An overweight to emerging markets (“EM”), a detractor in 2013, has contributed to returns year-to-date as spreads have tightened. In Latin America, exposure to local interest rates in Mexico and Brazil also added to returns, as yields rallied in these regions.

Quality Distribution (Unaudited)

As of June 30, 2014.

Quality distribution is subject to change.

Portfolio percentages are based on total value of the investment portfolio.

As specified in the investment guidelines, the quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) (“Rating Agencies”) credit ratings. The ratings of Moody’s, S&P and Fitch represent these companies’ opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund may hold unrated securities which are not rated by a Rating Agency if the Investment Adviser determines based on its own independent analysis of the security that the security is of comparable quality to a rated security. A bond’s credit quality does not remove the risk of an increase in interest rates or illiquidity in the market.

2

Montgomery Street Income Securities, Inc. (Unaudited)

Portfolio Manager Review

The investment concentration differences relative to the benchmark included an overweight to investment grade credit and EM, and out-of-index exposure to the high yield sector and non-U.S. developed market bonds, as seen in the sector distribution table below.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was negative for returns due to a flattening yield curve, was partly facilitated through the use of interest rate swaps. In Mexico and Brazil, exposure to local interest rates via the use of interest rate swaps and zero coupon swaps contributed to returns, as rates fell in these countries. A portion of the Fund’s credit positioning, which was positioned to take advantage of lower volatility and tightening spreads, added to returns and was implemented via the use of credit default swaps.

Sector Distribution (Unaudited)

As of June 30, 2014.

Sector distribution is subject to change.

Percentages represent total investment, which include the market value of derivative instruments.

3

Montgomery Street Income Securities, Inc. (Unaudited)

Portfolio Manager Review

Outlook and Strategy

The key output from PIMCO’s annual secular forum in May 2014 was an economic framework called The New Neutral, which reflects expectations for low real policy rates and has important implications for global financial markets.

The New Neutral reflects global aggregate demand that is still insufficient to absorb bountiful aggregate supply five years after the financial crisis and despite extraordinary monetary policies. Total global debt outstanding remains at peak levels around the globe, and this combined with subpar growth is constraining central bankers and the process of policy normalization. While we anticipate an upward path for interest rates, the market (and the Fed’s) expectations for future interest rates are likely too aggressive.

This material contains the current opinions of the investment adviser only through the end of the period of the report as stated on the cover. Such opinions are subject to change without notice and should not be construed as a recommendation.

The Fund may not be suitable for all investors and investment in the Fund involves risk. The Fund may be affected by risks that include specific issuer credit risk, sector concentration risk, market capitalization risk and international investing risk. The Fund invests in individual bonds whose yields and value fluctuate so that an investment in the Fund may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the price of the bonds, and thus the value of the Fund, can decline and the investor can lose principal value. The Fund’s investments are also subject to credit risk and liquidity risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivative investments are subject to a number of risks such as liquidity risk, regulatory risk, interest rate risk, market risk, leverage risk, counterparty risk, valuation risk, correlation or basis risk, credit risk and management risk. Emerging markets investments may involve greater risk resulting from; less developed and stable economic and political systems, restrictions on investment by foreigners, liquidity and price volatility, exchange controls, confiscations of private property and other government restrictions, security registration, settlement and custody issues. High-yield bonds, lower-rated bonds and unrated securities are typically more sensitive due to adverse economic or political changes or individual developments specific to the issuer, which may result in higher default risk, volatility, lower interest income and market values. Mortgage-related and other asset-backed securities include interest rate risk, legal and documentation risk, extension or contraction/prepayment risk making them more sensitive to change in interest rates. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered or redeemed and often trade at a discount to their net asset value.

NOT FDIC/NCUA INSURED.    NO BANK GUARANTEE. MAY LOSE VALUE.    NOT A DEPOSIT.

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY.

Past performance is no guarantee of future results.

This report is sent to stockholders of Montgomery Street Income Securities, Inc., for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

4

Montgomery Street Income Securities, Inc. (Unaudited)

Other Information

June 30, 2014

Market Price and Net Asset Value

The Fund’s market price was $16.68 as of June 30, 2014, compared with $15.54 as of December 31, 2013. The Fund’s shares traded at a 9.0% discount to NAV of $18.33 at June 30, 2014, compared to a 12.1% discount to NAV of $17.68 at December 31, 2013. Shares of closed-end funds frequently trade at a discount to NAV. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of Fund management. The Fund, therefore, cannot predict whether its shares will trade at, below or above its NAV.

The Fund’s market price is published daily in The New York Times and on The Wall Street Journal’s website at www.wsj.com. The Fund’s NAV is available daily on its website at www.montgomerystreetincome.com and published weekly in Barron’s.

Dividends Paid

The Fund paid dividends of $0.15 per share on May 12, 2014 and $0.15 per share on August 11, 2014.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (“Plan”) for the automatic reinvestment of your dividends and capital gain distributions in shares of the Fund. Stockholders who participate in the Plan also can purchase additional shares of the Fund through the Plan’s voluntary cash investment feature. We recommend that you consider enrolling in the Plan to build your investment. The Plan’s features, including the voluntary cash investment feature, are described on page 33 of this report.

Limited Share Repurchases

The Fund is authorized to repurchase a limited number of shares of the Fund’s common stock from time to time when the shares are trading at less than 95% of their NAV. Repurchases are limited to a number of shares each calendar quarter approximately equal to the number of new shares issued under the Plan with respect to income distributed for the second preceding calendar quarter. There were 4,000 shares repurchased in the first quarter of 2014 and 4,000 shares repurchased in the second quarter of 2014. During the third quarter of 2014, 4,000 shares are expected to be repurchased.

Investment Portfolio

Following the Fund’s first and third quarter ends, a complete Investment Portfolio is filed with the U.S. Securities and Exchange Commission (“SEC”) on Form N-Q. The form is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com, or on the SEC’s website at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting

Information about how the Fund voted any proxies related to its portfolio securities during the twelve-month period ended June 30, 2014 is available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or on the SEC’s website at www.sec.gov. A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 437-3938 or on the SEC’s website at www.sec.gov.

Under the Fund’s current policy, it is the intention of the Fund to invest exclusively in non-voting securities. Under normal circumstances, the Fund does not intend to hold voting securities. In the event that the Fund does come into possession of any voting securities, the Fund intends to dispose of such securities as soon as it is reasonably practicable and prudent to do so. The Fund’s Board of Directors (the “Board”) may change this policy at any time.

Montgomery Street Income Securities, Inc. (Unaudited)

Other Information

June 30, 2014

Reports to Stockholders

The Fund’s annual and semiannual reports to stockholders will be mailed to stockholders, and also are available in the “Financial Reports” tab on the Fund’s website at www.montgomerystreetincome.com or by calling (877) 437-3938. Those stockholders who wish to view the Fund’s complete Investment Portfolio for the first and third quarters may view the Fund’s Form N-Q, as described above in “Investment Portfolio.”

Investment Objectives

The primary investment objective of the Fund is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective. The investment objectives of the Fund may be changed by the Board without stockholder approval. There can be no assurance that the investment objectives of the Fund will be attained. More information on the Fund’s Investment Objectives, Policies, Restrictions and Strategies is available at http://www.montgomerystreetincome.com, in the 2010 and latter annual reports under “Financial Reports”.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

June 30, 2014

	Principal Amount ($)	Value ($)

Corporate Bonds 59.3%

Consumer Discretionary 3.9%
Cablevision Systems Corp. Term Loan B, 2.65%, 04/09/20 (a)	134,670	133,064
COX Communications Inc., 6.25%, 06/01/18 (b)	263,000	298,991
CSC Holdings LLC, 8.63%, 02/15/19	2,000,000	2,377,500
Daimler Finance North America LLC, 1.30%, 07/31/15 (b)	200,000	201,613
Daimler Finance North America LLC, 3.00%, 03/28/16 (b)	300,000	310,482
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	311,341
Nissan Motor Acceptance Corp., 2.65%, 09/26/18 (c) (d)	400,000	410,449
Numericable U.S. LLC Term Loan B-1, 4.50%, 04/23/20 (a)	193,062	194,178
Numericable U.S. LLC Term Loan B-2, 4.50%, 04/23/20 (a)	167,025	167,990
TCI Communications Inc., 8.75%, 08/01/15	35,000	38,138
Time Warner Cable Inc., 8.75%, 02/14/19	100,000	127,885
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	367,419
Venetian Casino Resort LLC Term Loan, 3.25%, 12/16/20 (a)	1,200,000	1,199,316
Viacom Inc., 4.25%, 09/15/15	200,000	208,590
Wynn Las Vegas LLC, 5.38%, 03/15/22	500,000	520,625
Wynn Macau Ltd., 5.25%, 10/15/21 (b)	500,000	513,750

		7,381,331

Consumer Staples 1.9%
Altria Group Inc., 9.70%, 11/10/18 (e)	664,000	869,955
Altria Group Inc., 9.25%, 08/06/19 (e)	111,000	147,486
ConAgra Foods Inc., 1.90%, 01/25/18	800,000	801,839
Kraft Foods Group Inc., 2.25%, 06/05/17	600,000	615,907
Kraft Foods Group Inc., 5.38%, 02/10/20	268,000	304,786
Reynolds American Inc., 1.05%, 10/30/15	950,000	949,768

		3,689,741

Energy 11.8%
AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 08/07/18	2,150,000	2,558,500
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	1,018,706
Canadian Natural Resources Ltd., 0.61%, 03/30/16 (a)	50,000	50,108
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (b)	1,000,000	1,230,440
Canadian Oil Sands Ltd., 4.50%, 04/01/22 (b)	1,000,000	1,055,931
CNOOC Nexen Finance 2014 ULC, 1.63%, 04/30/17	400,000	400,968
CNPC General Capital Ltd., 1.13%, 05/14/17 (a) (b)	600,000	601,681
Dolphin Energy Ltd., 5.50%, 12/15/21 (b)	800,000	909,000
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,171,186
Energy Future Intermediate Holding Company LLC Term Loan, 4.25%, 04/28/16 (a)	1,742,057	1,752,631
MarkWest Energy Partners LP, 5.50%, 02/15/23	500,000	533,750
MarkWest Energy Partners LP, 4.50%, 07/15/23	200,000	204,000
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (b)	400,000	442,000
Novatek OAO via Novatek Finance Ltd., 6.60%, 02/03/21 (b)	800,000	856,000
Petrobras Global Finance BV, 2.59%, 03/17/17 (a)	1,200,000	1,214,280
Petrobras Global Finance BV, 3.11%, 03/17/20 (a)	400,000	410,980
Petrobras International Finance Co., 7.88%, 03/15/19	300,000	349,752
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000,000	2,363,178
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	254,916
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,287,260
Pride International Inc., 6.88%, 08/15/20	621,000	754,478
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	665,200	723,405
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (b)	200,000	202,000
Rosneft Finance SA, 7.88%, 03/13/18	500,000	570,625
Sinopec Group Overseas Development Ltd., 1.01%, 04/10/17 (a) (b)	900,000	900,736
Targa Resources Partners LP, 5.25%, 05/01/23	400,000	418,000

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

June 30, 2014

	Principal Amount ($)	Value ($)
Transcontinental Gas Pipe Line Co. LLC, 6.40%, 04/15/16	250,000	273,234

		22,507,745
Financials 29.0%
Ally Financial Inc., 3.50%, 01/27/19	800,000	807,760
American Tower Corp., 3.40%, 02/15/19	300,000	313,803
Banco de Credito del Peru, 4.25%, 04/01/23 (b)	200,000	200,500
Banco do Brasil SA, 6.00%, 01/22/20 (b)	500,000	551,250
Banco Santander Brasil SA, 4.50%, 04/06/15 (b)	600,000	613,500
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	306,750
Banco Santander Chile, 3.75%, 09/22/15 (b)	500,000	514,952
Banco Votorantim SA, 5.25%, 02/11/16 (b)	400,000	417,000
Bank of America Corp., 6.00%, 09/01/17	115,000	129,899
Bank of America Corp., 2.65%, 04/01/19	800,000	810,762
Bank of America NA, 0.64%, 05/08/17 (a)	600,000	599,654
Barclays Bank Plc, 10.18%, 06/12/21 (b)	1,400,000	1,936,494
Barclays Bank Plc, 7.63%, 11/21/22	300,000	341,250
BBVA Bancomer SA, 4.50%, 03/10/16 (b)	500,000	526,250
BBVA Bancomer SA, 6.50%, 03/10/21 (b)	400,000	451,000
Bear Stearns Cos. LLC, 6.40%, 10/02/17	400,000	461,098
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (f) (g), EUR	300,000	488,061
BPCE SA, 0.86%, 06/17/17 (a)	500,000	499,850
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (b) (f) (g)	200,000	210,500
Citigroup Inc., 0.84%, 05/31/17 (a), EUR	800,000	1,079,009
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00% (callable at 100 beginning 06/30/19) (b) (f) (g)	1,000,000	1,342,690
Credit Agricole SA, 7.88% (callable at 100 beginning 01/23/24) (f) (g)	200,000	218,500
Credit Suisse AG, 5.75%, 09/18/25, EUR	300,000	458,031
Export-Import Bank of Korea, 4.00%, 01/11/17	2,700,000	2,881,545
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	212,411
Ford Motor Credit Co. LLC, 5.63%, 09/15/15	2,000,000	2,115,794
Ford Motor Credit Co. LLC, 3.98%, 06/15/16	500,000	528,297
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	739,550
Goldman Sachs Group Inc., 6.15%, 04/01/18	600,000	687,316
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,330,822
HBOS Plc, 6.75%, 05/21/18 (b)	700,000	806,329
Host Hotels & Resorts LP, 6.00%, 11/01/20	450,000	491,065
HSBC Finance Corp., 6.68%, 01/15/21	300,000	358,630
ICICI Bank Ltd., 4.75%, 11/25/16 (b)	300,000	315,897
International Lease Finance Corp., 7.13%, 09/01/18 (b)	1,700,000	1,972,000
Intesa Sanpaolo SpA, 3.13%, 01/15/16	200,000	205,569
IPIC GMTN Ltd., 5.88%, 03/14/21, EUR	200,000	341,640
JPMorgan Chase & Co., 0.78%, 04/25/18 (a)	1,000,000	999,997
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	2,955,395
JPMorgan Chase Bank NA, 0.86%, 05/31/17 (a), EUR	100,000	136,300
JPMorgan Chase Bank NA, 0.65%, 06/02/17 (a)	400,000	400,228
JPMorgan Chase Bank NA, 6.00%, 10/01/17	600,000	681,964
Korea Exchange Bank, 3.13%, 06/26/17 (b)	400,000	415,730
Lazard Group LLC, 6.85%, 06/15/17	500,000	567,179
LBG Capital No.2 Plc, 15.00%, 12/21/19 (h), GBP	100,000	248,152
LeasePlan Corp NV, 3.00%, 10/23/17 (b)	500,000	520,523
Lloyds Banking Group Plc, 7.50% (callable at 100 beginning 06/27/24) (f) (g)	477,000	507,528
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,400,000	2,825,414
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,168,844
Morgan Stanley, 7.30%, 05/13/19	800,000	978,063
Morgan Stanley, 5.50%, 01/26/20	2,850,000	3,261,500
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (c) (d) (f) (g)	800,000	840,000
Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.30%, 05/15/17	300,000	316,500
Sberbank of Russia Via SB Capital SA, 5.50%, 07/07/15	700,000	725,914
Sberbank Via SB Capital SA, 5.40%, 03/24/17	600,000	638,280

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

June 30, 2014

	Principal Amount ($)	Value ($)

Shinhan Bank, 4.13%, 10/04/16 (b)	200,000	212,720
SLM Corp., 3.88%, 09/10/15	1,000,000	1,020,000
SLM Corp., 8.45%, 06/15/18	500,000	591,250
SLM Corp., 5.50%, 01/15/19	200,000	212,500
Springleaf Finance Corp., 6.90%, 12/15/17	500,000	555,000
State Bank of India, 3.25%, 04/18/18 (b)	800,000	804,720
Sumitomo Mitsui Financial Group Inc., 4.44%, 04/02/24 (c) (d)	350,000	365,558
Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (b) (e)	2,100,000	2,330,191
UBS AG, 7.63%, 08/17/22	300,000	361,059
UBS AG Stamford, 5.88%, 12/20/17	175,000	199,844
Union Bank NA, 0.98%, 09/26/16 (a)	500,000	505,004
Union Bank NA, 0.62%, 05/05/17 (a)	700,000	699,604
USB Capital IX, 3.50% (callable at 100 beginning 02/07/13) (f) (g)	625,000	532,813
Ventas Realty LP, 3.13%, 11/30/15	100,000	103,211
Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,231,205

		55,177,618

Health Care 1.7%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,323,187
HCA Inc., 6.50%, 02/15/20	1,700,000	1,912,500

		3,235,687

Industrials 1.8%
Asciano Finance Ltd., 5.00%, 04/07/18 (b)	300,000	326,625
Aviation Capital Group Corp., 7.13%, 10/15/20 (b)	600,000	691,275
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	664,000	683,920
Masco Corp., 4.80%, 06/15/15	400,000	414,033
Masco Corp., 6.13%, 10/03/16	300,000	330,375
Masco Corp., 5.85%, 03/15/17	450,000	496,125
Masco Corp., 6.63%, 04/15/18	400,000	449,000

		3,391,353

Information Technology 1.2%
Activision Blizzard Inc. Term Loan B, 3.25%, 09/15/20 (a)	84,750	84,894
Baidu Inc., 2.75%, 06/09/19	400,000	401,497
Dell Inc. Term Loan B, 3.75%, 09/24/18 (a)	950,000	948,594
Tencent Holdings Ltd., 3.38%, 05/02/19 (b)	900,000	920,001

		2,354,986

Materials 2.4%
ALROSA Finance SA, 7.75%, 11/03/20 (b)	500,000	553,150
Anglo American Capital Plc, 1.18%, 04/15/16 (a) (c) (d)	400,000	401,270
Dow Chemical Co., 8.55%, 05/15/19 (e)	990,000	1,272,336
Georgia-Pacific LLC, 5.40%, 11/01/20 (b)	1,600,000	1,846,463
Metalloinvest Finance Ltd., 5.63%, 04/17/20 (b)	400,000	388,000

		4,461,219

Telecommunication Services 4.1%
AT&T Inc., 0.65%, 03/30/17 (a)	500,000	500,951
Crown Castle International Co. New Term Loan B, 3.00%, 01/31/21 (a)	400,000	399,804
Crown Castle International Corp., 5.25%, 01/15/23	500,000	521,250
Orange SA, 2.13%, 09/16/15	600,000	609,201
Qtel International Finance Ltd., 4.75%, 02/16/21 (b)	300,000	325,950
Rogers Communications Inc., 7.50%, 03/15/15	179,000	187,643
Telecom Italia Capital SA, 7.00%, 06/04/18	100,000	114,750
Telecom Italia SpA, 7.38%, 12/15/17, GBP	650,000	1,250,620
Telecom Italia SpA, 6.38%, 06/24/19, GBP	300,000	558,742
Telefonica Emisiones SAU, 3.73%, 04/27/15	1,400,000	1,434,201
Verizon Communications Inc., 1.76%, 09/15/16 (a)	700,000	719,283

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

June 30, 2014

	Principal Amount ($)	Value ($)

Verizon Communications Inc., 4.50%, 09/15/20	1,000,000	1,099,796

		7,722,191

Utilities 1.5%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	444,000
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (b)	400,000	474,864
Florida Power Corp., 5.80%, 09/15/17	195,000	222,896
Korea East-West Power Co. Ltd., 2.50%, 07/16/17 (b)	1,400,000	1,428,214
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43 (b)	200,000	194,750

		2,764,724

Total Corporate Bonds (cost $106,017,731)		112,686,595
Non-U.S. Government Agency Asset-Backed Securities 5.4%

Aegis Asset Backed Securities Trust REMIC, (2005, 3, M1), 0.62%, 08/25/35 (a)	952,841	938,333
American Airlines Pass-Through Trust, (2013, 2, A), 4.95%, 01/15/23 (b)	388,160	420,669
Banc of America Funding Trust REMIC, (2004, A, 1A3), 5.14%, 09/20/34 (a)	230,487	230,731
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 2.77%, 09/25/35 (a)	758,746	720,058
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 4.13%, 07/25/37 (a) (b)	3,301,404	—
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.53%, 09/25/37 (a) (b)	3,670,511	232,050
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 2.82%, 09/25/34 (a)	513,806	484,081
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	123,861	133,151
Continental Airlines Inc. Pass-Through Trust, (2009, 1, A), 9.00%, 07/08/16	1,549,954	1,751,448
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.58%, 09/25/34 (a)	704,092	709,177
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.42%, 05/25/36 (a) (b)	61,675	57,471
Holmes Master Issuer Plc, (2011, 1A, A3), 1.68%, 10/15/54 (a) (b), EUR	259,528	355,506
IndyMac INDX Mortgage Loan Trust REMIC, (2005, AR14, 2A1A), 0.45%, 07/25/35 (a)	53,314	47,380
Inwood Park CDO Ltd., (2006, 1A, A1A), 0.45%, 01/20/21 (a) (b)	98,000	97,335
Nationstar NIM Ltd. Trust, (2007, A, A), 9.79%, 03/25/37 (i) (j)	22,008	—
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.41%, 03/25/36 (a) (b)	1,223,129	1,141,358
United Air Lines Inc. Pass-Through Trust, (2009, 1A, O), 10.40%, 11/01/16	787,020	895,235
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.36%, 12/25/35 (a)	1,087,288	1,048,163
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2006, 5, 2CB1), 6.00%, 07/25/36	1,098,081	843,378
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	145,963	149,293

Total Non-U.S. Government Agency Asset-Backed Securities (cost $10,250,219)		10,254,817
Government and Agency Obligations 29.8%

Government Securities 29.8%

Sovereign 7.7%
Australia Government Bond, 5.50%, 04/21/23, AUD	386,000	419,926
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (b)	400,000	433,380
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/21, BRL	4,730,000	1,956,075
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/23, BRL	190,000	76,958
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/25, BRL	3,810,000	1,508,929
Italy Buoni Poliennali Del Tesoro, 3.75%, 05/01/21, EUR	800,000	1,214,876
Italy Buoni Poliennali Del Tesoro, 5.50%, 11/01/22, EUR	2,200,000	3,694,753
Slovenia Government International Bond, 4.70%, 11/01/16 (b), EUR	400,000	593,011
Spain Government Bond, 2.75%, 04/30/19, EUR	2,365,000	3,456,987
Spain Government Bond, 5.85%, 01/31/22, EUR	685,000	1,180,399

		14,535,294

U.S. Treasury Securities 22.1%
U.S. Treasury Bond, 3.63%, 08/15/43	2,500,000	2,635,155
U.S. Treasury Bond, 0.00%, 11/15/43 (k)	1,800,000	642,636
U.S. Treasury Bond, 3.75%, 11/15/43	4,400,000	4,742,373
U.S. Treasury Bond, 3.63%, 02/15/44	800,000	842,500
U.S. Treasury Note, 0.25%, 09/15/14 (l)	100,000	100,035
U.S. Treasury Note, 0.25%, 09/30/14 (l)	331,000	331,155

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

June 30, 2014

	Contracts/ Principal Amount ($)	Value ($)

U.S. Treasury Note, 0.25%, 10/31/14 (l)	26,000	26,016
U.S. Treasury Note, 1.75%, 05/15/23 (l)	10,100,000	9,561,074
U.S. Treasury Note, 2.50%, 08/15/23	7,590,000	7,630,918
U.S. Treasury Note, 2.75%, 11/15/23 (l)	1,800,000	1,843,735
U.S. Treasury Note, 2.75%, 02/15/24	9,600,000	9,811,498
U.S. Treasury Note, 2.50%, 05/15/24	3,900,000	3,892,079

		42,059,174

U.S. Government Agency Mortgage-Backed Securities 0.0%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	9,262	10,165

Total Government and Agency Obligations (cost $55,287,283)		56,604,633
Purchased Options 0.1%

Interest Rate Put Swaption, 3 month LIBOR versus 3.45% fixed, Expiration 09/21/15, BBP (c)	22	129,985

Total Purchased Options (cost $174,446)		129,985

Short Term Investments 4.6%

Repurchase Agreements 1.1%
Repurchase Agreement with CGM, 0.10% (Collateralized by $2,175,000 U.S. Treasury Note, 1.88%, due 09/30/17, value $2,234,897) acquired 06/30/14, due 07/02/14 at $2,200,006	2,200,000	2,200,000

Certificates of Deposit 3.5%
Banco Bilbao Vizcaya Argentaria, 0.98%, 10/23/15	500,000	499,869
Banco Bilbao Vizcaya Argentaria, 1.08%, 05/16/16 (a)	500,000	499,806
Credit Suisse, 0.55%, 08/24/15 (a)	500,000	499,713
Credit Suisse, 0.60%, 01/28/16 (a)	800,000	800,194
Intesa Sanpaolo SpA, 1.61%, 04/11/16 (a)	400,000	403,716
Intesa Sanpaolo SpA, 1.65%, 04/07/15	1,500,000	1,502,640
Itau Unibanco, 1.51%, 05/31/16 (a)	2,400,000	2,396,827

Total Short Term Investments (cost $8,799,956)		8,802,765

Total Investments - 99.2% (cost $180,529,635)		188,478,795

Total Forward Sales Commitments - (0.9%) (proceeds $1,665,391)		(1,678,595)
Other Assets and Liabilities, Net 1.7%		3,239,232

Total Net Assets - 100%		$190,039,432
Forward Sales Commitments (0.9%)

U.S. Government Agency Mortgage-Backed Securities (0.9%)
Federal National Mortgage Association, 5.50%, 07/15/44, TBA (m)	$(1,500,000)	$(1,678,595)

Total Forward Sales Commitments (proceeds $1,665,391)		$(1,678,595)

(a)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. Rate stated was in effect as of June 30, 2014.
(b)

The Fund’s investment advisor has deemed this security, which is exempt from registration under the Securities Act of 1933 security to be liquid based on procedures approved by the Fund’s Board of Directors. As of June 30, 2014, the aggregate value of these liquid securities was $32,828,861, which represented 17.3% of net assets.

(c)	The Fund’s investment advisor has deemed this security to be illiquid based on procedures approved by the Fund’s Board of Directors.
(d)	Security is restricted to resale to institutional investors. See Restricted Securities in the Notes to the Investment Portfolio.
(e)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(f)	Perpetual maturity security.
(g)	Interest rate is fixed until stated call date and variable thereafter.
(h)	Convertible security.
(i)	Security is in default relating to principal and/or interest.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Portfolio

June 30, 2014

(j)	Non-income producing security.
(k)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	All or a portion of the security is pledged or segregated as collateral. See the Notes to Financial Statements.
(m)	All or a portion of the investment was sold on a delayed delivery basis. As of June 30, 2014, the total proceeds of investments sold on a delayed delivery basis was $1,665,391.

Currencies:
AUD - Australian Dollar	INR - Indian Rupee
BRL - Brazilian Real	JPY - Japanese Yen
EUR - European Currency Unit (Euro)	MXN - Mexican Peso
GBP - British Pound	USD - United States Dollar

Abbreviations:
ABS - Asset Backed Securities	NIM - Net Interest Margin
CDO - Collateralized Debt Obligation	OTC - Over the counter
Euribor - Europe Interbank Offered Rate Grade	REMIC - Real Estate Mortgage Investment Conduit
iTraxx - Group of international credit derivative indices	TBA - To Be Announced (Securities purchased
monitored by the International Index Company	on a delayed delivery basis)
LIBOR - London Interbank Offered Rate

Counterparty Abbreviations:
BBP - Barclays Bank Plc
CGM - Citigroup Global Markets
GSB - Goldmans Sachs Bank
GSI - Goldman Sachs International

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

June 30, 2014

Restricted Securities. The Fund invests in securities that are restricted under the Securities Act of 1933 or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. As of June 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
Anglo American Capital Plc , 1.18%, 04/15/16	04/09/2014	$400,000	$401,270	0.2%
Nissan Motor Acceptance Corp. , 2.65%, 09/26/18	03/24/2014	405,911	410,449	0.2
Rabobank Capital Funding Trust III , 5.25% (callable at 100 beginning 10/21/16)	03/25/2010	728,316	840,000	0.5
Sumitomo Mitsui Financial Group Inc. , 4.44%, 04/02/24	03/27/2014	350,000	365,558	0.2

		$1,884,227	$2,017,277	1.1%

Schedule of Written Options

	Expiration Date	Exercise Price		Contracts/ Notional Contracts	Value
Foreign Currency Options
Brazilian Real versus USD Call Option, GSB	06/02/2015	BRL	2.70	500,000	$(9,881)
Indian Rupee versus USD Call Option, GSB	06/02/2015	INR	67.00	400,000	(7,591)
Index Options
iTraxx Europe Main Series 21 Put Option, GSI	06/20/2019		1.00	56	(4,240)
Interest Rate Swaptions
Put Swaption, 3-Month LIBOR versus 2.50% fixed, BBP	09/21/2015		N/A	92	(139,782)

				900,148	$(161,494)

Summary of Written Options

	Contracts/ Notional Contracts	Premiums
Options outstanding at December 31, 2013	1,823	$541,431
Options written during the period	900,501	172,899
Options closed during the period	(1,015)	(138,212)
Options expired during the period	(1,161)	(368,274)

Options outstanding at June 30, 2014	900,148	$207,844

Schedule of Exchange Traded Futures Options

	Expiration Date	Exercise Price	Variation Margin (Payable)	Written Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor Interest Rate Future Call Option	12/15/2014	EUR 99.50	$(2,259)	66	$(31,851)
3-Month Euro Euribor Interest Rate Future Put Option	12/15/2014	EUR 99.50	—	66	59,896

			$(2,259)	132	$28,045

Schedule of Open Futures Contracts

	Contracts Long	Unrealized Appreciation
5-Year USD Deliverable Interest Rate Swap Future, Expiration September 2014	19	$6,510
90-Day Eurodollar Future, Expiration March 2015	129	50,078

		$56,588

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

June 30, 2014

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date		Notional Amount	Currency Value	Unrealized Gain/(Loss)
GSB	BRL/USD	07/02/2014	BRL	1,569,645	$ 710,407	$ 17,407
GSB	BRL/USD	07/02/2014	BRL	1,571,031	711,035	18,035
BBP	INR/USD	07/23/2014	INR	32,048,660	529,980	(8,020)
BBP	INR/USD	07/23/2014	INR	17,982,000	297,363	(2,637)
GSB	MXN/USD	08/25/2014	MXN	2,975,000	228,435	2,586
GSB	MXN/USD	09/23/2014	MXN	8,556,328	655,736	(348)
GSB	USD/AUD	07/02/2014	AUD	(428,000)	(403,583)	(5,904)
GSB	USD/AUD	08/05/2014	AUD	(428,000)	(402,501)	(1,344)
BBP	USD/BRL	07/02/2014	BRL	(552,894)	(250,235)	(3,187)
BBP	USD/BRL	07/02/2014	BRL	(1,203,000)	(544,467)	(11,978)
BBP	USD/BRL	07/02/2014	BRL	(4,263,770)	(1,929,744)	(148,051)
BBP	USD/BRL	08/04/2014	BRL	(1,310,000)	(586,876)	(41,747)
BBP	USD/BRL	08/04/2014	BRL	(2,878,988)	(1,289,779)	9,785
GSB	USD/BRL	10/02/2014	BRL	(124,818)	(55,011)	(1,080)
GSB	USD/BRL	10/02/2014	BRL	(125,447)	(55,289)	(1,289)
GSB	USD/BRL	10/02/2014	BRL	(50,699)	(22,345)	(345)
GSB	USD/BRL	01/05/2015	BRL	(1,651,558)	(709,700)	(16,700)
GSB	USD/BRL	01/05/2015	BRL	(1,653,082)	(710,355)	(17,355)
BBP	USD/EUR	08/21/2014	EUR	(6,210,000)	(8,505,024)	(24,075)
GSB	USD/EUR	08/21/2014	EUR	(820,000)	(1,123,047)	(13,280)
BBP	USD/EUR	08/21/2014	EUR	(1,052,000)	(1,440,787)	(11,279)
GSB	USD/EUR	08/21/2014	EUR	(1,516,000)	(2,076,267)	(16,849)
BBP	USD/EUR	08/21/2014	EUR	(871,000)	(1,192,895)	(6,248)
BBP	USD/GBP	09/11/2014	GBP	(1,163,000)	(1,989,195)	(37,089)
BBP	USD/JPY	07/02/2014	JPY	(190,000,000)	(1,875,524)	(6,584)
BBP	USD/JPY	08/05/2014	JPY	(190,000,000)	(1,876,035)	(4,770)
GSB	USD/MXN	08/25/2014	MXN	(3,715,403)	(285,287)	(287)
BBP	USD/MXN	08/25/2014	MXN	(4,709,460)	(361,616)	(1,616)

					$ (24,552,606)	$ (334,249)

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Paying Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Premiums Paid	Unrealized Appreciation / (Depreciation)
Over the Counter Interest Rate Swap Agreements
GSB	Brazil Interbank Rate	Paying	12.06%	01/04/2021	BRL	2,700,000	$9,651	$(5,976)
BBP	Mexican Interbank Rate	Paying	6.80%	12/26/2023	MXN	7,100,000	1,206	33,032
BBP	Mexican Interbank Rate	Paying	6.80%	12/26/2023	MXN	3,000,000	2,757	11,710
BBP	Mexican Interbank Rate	Paying	6.80%	12/26/2023	MXN	34,000,000	43,512	120,446
GSB	Mexican Interbank Rate	Paying	6.80%	12/26/2023	MXN	5,700,000	1,787	25,700

							$58,913	$184,912

Counterparty	Floating Rate Index	Paying/ Receiving Floating Rate	Fixed Rate	Expiration Date		Notional Amount[1]	Unrealized Appreciation / (Depreciation)
Centrally Cleared Interest Rate Swap Agreements
N/A	3-Month Euribor	Receiving	0.40%	03/16/2015	EUR	5,500,000	$(10,808)
N/A	3-Month LIBOR	Paying	2.00%	12/18/2018		3,300,000	72,108
N/A	3-Month LIBOR	Paying	2.65%	07/31/2023		1,500,000	18,641
N/A	6-Month Euribor	Receiving	2.00%	09/17/2024	EUR	3,800,000	(170,077)
N/A	British Bankers’ Association Yen LIBOR	Paying	1.00%	09/18/2023	JPY	256,300,000	(56,454)
N/A	London-Interbank Offered Rate	Receiving	3.00%	09/17/2024	GBP	1,000,000	(9,577)

							$(156,167)

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

June 30, 2014

Schedule of Credit Default Swap Agreements

Counter- party	Reference Obligation	Implied Credit Spread [3]	Fixed Received Rate [6]	Expiration Date	Notional Amount [1,5]	Value	Premiums Paid / (Received)	Unrealized Appreciation / (Depreciation)
Over the Counter Credit Default Swap Agreements
Credit default swap agreements - sell protection [2]
BBP	Anadarko Petroleum Corp., 1.00%, 06/20/17	0.18%	1.00%	06/20/2017	$(100,000)	$2,426	$(3,337)	$5,793
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	0.05%	1.00%	12/20/2015	(500,000)	7,048	1,713	5,487
GSI	Carlsberg Breweries A/S, 3.38%, 10/13/17	0.65%	1.00%	03/20/2019	(136,930)	2,245	601	1,686
BBP	Federative Republic of Brazil, 12.25%, 03/06/30	0.58%	1.00%	06/20/2016	(1,800,000)	15,059	(5,979)	21,588
GSI	Federative Republic of Brazil, 12.25%, 03/06/30	1.96%	1.00%	03/20/2024	(1,300,000)	(101,609)	(134,804)	33,592
GSI	Finmeccanica Finance S.A., 5.75%, 12/12/18	1.38%	5.00%	03/20/2018	(273,860)	36,144	16,724	19,839
GSI	Forest Oil Corp., 7.25%, 06/15/19	5.23%	5.00%	06/20/2017	(500,000)	(3,064)	(13,125)	10,825
GSI	Gazprom International BV, 5.63%, 07/22/13	1.88%	1.00%	03/20/2017	(2,000,000)	(46,500)	(166,265)	120,376
GSI	KB Home, 9.10%, 09/15/17	2.58%	5.00%	06/20/2019	(300,000)	33,331	24,549	9,241
BBP	Kingdom of Spain, 5.50%, 07/30/17	0.60%	1.00%	12/20/2018	(300,000)	5,288	(17,663)	23,043
GSI	Kingdom of Spain, 5.50%, 07/30/17	0.60%	1.00%	12/20/2018	(900,000)	15,864	(40,979)	57,119
GSI	NRG Energy Inc., 8.50%, 06/15/19	1.09%	5.00%	03/20/2017	(200,000)	21,083	(14,306)	35,694
BBP	Petrobas International Finance Co., 8.38%, 12/10/18	1.82%	1.00%	06/20/2018	(400,000)	(12,486)	(18,434)	6,070
BBP	Republic of Italy, 6.88%, 09/27/23	0.85%	1.00%	12/20/2018	(600,000)	3,842	(46,024)	50,050
GSI	Republic of Italy, 6.88%, 09/27/23	0.85%	1.00%	12/20/2018	(200,000)	1,281	(13,026)	14,368
GSI	Republic of Italy, 6.88%, 09/27/23	0.92%	1.00%	06/20/2019	(200,000)	769	(1,360)	2,190
GSI	Republic of Italy, 6.88%, 09/27/23	0.92%	1.00%	06/20/2019	(1,300,000)	4,999	9,915	(4,519)
GSI	Russian Federation, 7.50%, 03/31/30	1.32%	1.00%	09/20/2017	(700,000)	(7,058)	(39,779)	32,935
BBP	United Mexican States, 7.50%, 04/08/33	0.22%	1.00%	06/20/2016	(1,200,000)	18,670	1,067	17,970
BBP	United Mexican States, 5.95%, 03/19/19	0.59%	1.00%	03/20/2019	(300,000)	5,645	(586)	6,322
GSI	United Mexican States, 5.95%, 03/19/19	0.33%	1.00%	09/20/2017	(1,600,000)	34,470	(25,181)	60,140
GSI	United Mexican States, 5.95%, 03/19/19	0.59%	1.00%	03/20/2019	(1,300,000)	24,462	5,532	19,327
BBP	Virgin Media Finance Plc, 4.88%, 02/15/22	2.81%	5.00%	03/20/2021	(410,790)	53,924	16,623	37,928
BBP	Whirlpool Corp., 7.75%, 07/15/16	0.68%	1.00%	03/20/2019	(350,000)	5,215	505	4,818

					$(16,871,580)	$121,048	$(463,619)	$591,882

Counterparty	Reference Obligation	Implied Credit Spread [3]	Fixed Received Rate [6]	Expiration Date	Notional Amount [1,5]	Value [4]	Unrealized Appreciation
Centrally Cleared Credit Default Swap Agreements
Credit default swap agreements - sell protection [2]
N/A	CDX.NA.IG.17	N/A	1.00%	12/20/2016	$(600,000)	$10,990	$1,387
N/A	CDX.NA.IG.18	N/A	1.00%	06/20/2017	(7,100,000)	143,811	39,090
N/A	CDX.NA.IG.19	N/A	1.00%	12/20/2017	(43,400,000)	924,587	865,012
N/A	iTraxx Europe Series 21	N/A	1.00%	06/20/2019	(7,668,082)	141,100	59,892

					$(58,768,082)	$1,220,488	$965,381

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

3Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

4The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

5The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

6If the Fund is a seller of protection, the Fund receives the fixed rate.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Investment Portfolio

June 30, 2014

Investments by Country*	Percentage of Total Long-Term Investments
Australia	1.8%
Brazil	4.0
Canada	1.4
Cayman Islands	0.1
Chile	0.3
China	1.5
France	1.0
Hong Kong	0.3
India	0.6
Ireland	0.4
Italy	4.0
Japan	0.2
Luxembourg	0.3
Macau	0.3
Mexico	0.5
Netherlands	2.2
Peru	0.1
Qatar	0.6
Russia	3.4
Saudi Arabia	0.1
Slovenia	0.3
South Korea	2.9
Spain	3.4
Switzerland	0.6
United Arab Emirates	0.7
United Kingdom	2.6
United States	66.4

Total Long-Term Investments	100.0%

*	The country table is presented because the Fund’s strategy includes investment in non-U.S. securities as deemed significant by the Fund’s investment adviser and the Fund does not present the Schedule of Investments by country.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Statements of Assets and Liabilities

June 30, 2014

Assets
Investments in securities, at value (cost $180,529,635)	$188,478,795
Cash	193,564
Foreign currency (cost $201,424)	203,392
Receivables:
Investments sold	8,900,220
Receivable for treasury roll transactions	2,196,563
Forward foreign currency contracts	47,813
Interest	2,036,385
Variation margin on financial derivative instruments	14,715
Deposits with brokers and counterparties	1,031,045
Unrealized appreciation on OTC swap agreements	787,289
OTC swap premiums paid	136,142
Other assets	52,907

Total assets	204,078,830

Liabilities
Accrued management and investment advisory fee	117,444
Accrued administrative fee	73,116
Written options, at value (premiums $207,844)	161,494
Payables:
Investment securities purchased	8,639,181
Payable for treasury roll transactions	2,196,417
Variation margin on financial derivative instruments	31,867
Investment forward sales commitments, at value (cost $1,665,391)	1,678,595
Forward foreign currency contracts	382,062
Deposits from brokers and counterparties	152,045
Unrealized depreciation on OTC swap agreements	10,495
OTC swap premiums received	540,848
Other liabilities	55,834

Total liabilities	14,039,398

Net Asset Value	$190,039,432

Net assets consist of:
Paid-in capital	202,069,475
Undistributed net investment income	751,605
Net unrealized appreciation on investments and foreign currency related items	9,319,054
Accumulated net realized loss	(22,100,702)

Net Asset Value	$190,039,432

Net Asset Value per share ($190,039,432/10,365,142 shares of common stock outstanding, $.01 par value, 30,000,000 shares authorized)	$18.33

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Statements of Operations

For the Period ended June 30, 2014

Investment income
Income:
Interest	$3,411,705

Total income	3,411,705

Expenses:
Management and investment advisory fee	231,878
Administrative fee	220,298
Directors’ fees and expenses	49,552
Legal	41,713
Stockholder reporting	24,748
Insurance	23,509
Audit fees	21,973
Stockholder services	15,082
Interest expense	13,601
NYSE listing fee	12,025
Custodian fees	5,375
Other	4,851

Total expenses	664,605

Net investment income	2,747,100

Realized and unrealized gain (loss) on investment transactions and foreign currency related items
Net realized gain (loss) from:
Investment transactions	704,525
Futures contracts	(204,215)
Swap agreements	117,282
Written options contracts	467,324
Foreign currency related items	(31,563)
Net change in unrealized appreciation (depreciation) on:
Investments	3,639,576
Futures contracts and centrally cleared swap agreements	159,439
OTC swap agreements	800,952
Written options contracts	267,146
Foreign currency related items	(336,821)

Net gain on investment transactions and foreign currency related items	5,583,645

Net increase in net assets resulting from operations	$8,330,745

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Statement of Changes in Net Assets

Increase (decrease) in net assets	Six Months Ended June 30, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$2,747,100	$5,154,722
Net realized gain (loss) on investment transactions and foreign currency related items	1,053,353	(71,832)
Net change in unrealized appreciation (depreciation) on investment transactions and foreign currency related items	4,530,292	(5,166,818)

Net increase (decrease) in net assets resulting from operations	8,330,745	(83,928)
Distributions to stockholders from net investment income	(1,554,836)	(6,738,806)
Distributions to stockholders from return of capital	—	(310,870)

Total distributions	(1,554,836)	(7,049,676)
Fund share transactions:
Reinvestment of distributions	58,230	290,146
Cost of shares repurchased	(129,894)	(397,989)

Net decrease in net assets from fund share transactions	(71,664)	(107,843)

Net increase (decrease) in net assets	6,704,245	(7,241,447)
Net assets at beginning of period	183,335,187	190,576,634

Net assets at end of period (including undistributed (excess of distributions over) net investment income of $751,605 and $(440,659), respectively)	$190,039,432	$183,335,187

Other information
Shares outstanding at beginning of period	10,369,576	10,375,675
Shares issued to stockholders in reinvestment of distributions	3,566	17,901
Shares repurchased	(8,000)	(24,000)

Net decrease in fund shares outstanding	(4,434)	(6,099)

Shares outstanding at end of period	10,365,142	10,369,576

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Financial Highlights

Years Ended December 31,	2014[e]	2013	2012	2011	2010[c]	2009
Selected Per Share Data
Net asset value, beginning of period	$17.68	$18.37	$17.11	$17.12	$16.42	$15.13

Income from investment operations:
Income [a]	0.32	0.63	0.73	0.86	0.86	0.85
Operating expenses [a]	(0.06)	(0.13)	(0.13)	(0.12)	(0.14)	(0.12)

Net investment income [a]	0.26	0.50	0.60	0.74	0.72	0.73
Net realized and unrealized gain (loss) on investment transactions	0.54	(0.51)	1.51	(0.04)	0.71	1.33

Total from investment operations	0.80	(0.01)	2.11	0.70	1.43	2.06

Less distributions from:
Net investment income	(0.15)	(0.68)[g]	(0.85)	(0.71)	(0.73)	(0.77)
Net asset value, end of period	$18.33	$17.68	$18.37	$17.11	$17.12	$16.42

Per share market value, end of period	$16.68	$15.54	$16.90	$15.43	$15.78	$14.68

Closing price range on New York Stock Exchange for each share of Common Stock outstanding:
High ($)	16.70	17.76	17.30	16.03	16.78	15.10
Low ($)	15.54	15.32	15.38	15.05	14.67	13.19
Total Return
Based on market value (%) [b]	8.32 [f]	(4.12)	15.22	2.28	12.50	12.04
Based on net asset value (%) [b]	4.63 [f]	0.35	12.94	4.54	9.12	14.47
Ratio to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	190	183	191	177	178	170
Ratio of net expenses (%)	0.72 [d]	0.70	0.72	0.71	0.82	0.76
Ratio of net investment income (%)	2.96 [d]	2.74	3.35	4.24	4.28	4.64
Portfolio turnover rate (%)	61 [f]	219	246	49	132	175

a	Based on average shares outstanding during the period.
b	Total return based on net asset value reflects changes in the Fund’s net asset value during the year. Total return based on market value reflects changes in market price. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount or premium between market price and net asset value.
c	The Fund changed investment adviser effective March 15, 2010.
d	Annualized.
e	For the six months ended June 30, 2014.
f	Not annualized.
g	Includes a return of capital distribution of (0.03) per share.

The accompanying notes are an integral part of the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

A. Significant Accounting Policies

Montgomery Street Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. Pacific Investment Management Company LLC (“PIMCO” or “Adviser”) serves as the investment adviser to the Fund.

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation.   Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC. The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”), the authority to approve determinations of fair valuations of securities for which market quotations are not readily available as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures. The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by, or at the direction of, the Board. If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system. Fixed income securities with a remaining maturity of sixty days or less maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value. Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE. Futures contracts traded on an exchange are valued at the exchange’s settlement price which reflects fair value. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange. Options traded on an exchange are valued at the last traded price as of the close of business on the local exchange. If the last trade is determined not to be representative of fair value, exchange traded options are valued at the last bid. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. Over the counter (“OTC”) derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as yield, credit quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Market quotations may not be readily available for certain debt and derivative investments. If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board. Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale. Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale. In addition, securities may be fair valued based on the occurrence of a significant event. Significant events may be specific to

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters or government actions. Securities are fair valued based on observable and unobservable inputs including the Administrator‘s own assumptions in determining fair value. Under the procedures approved by the Board, the Administrator may utilize independent pricing services or other sources, including the Fund’s Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Security Transactions, Investment Income and Expenses.   Investment transactions are reported on trade date for financial reporting purposes. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis.

Federal Income Taxes.   The Fund intends to qualify as a “regulated investment company” and to distribute substantially all net investment income and net capital gains, if any, to its stockholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Distribution of Income and Capital Gains.   The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions of net investment income are paid quarterly. Net realized gains from investment transactions will be distributed to stockholders at least annually to the extent they exceed available capital loss carryforwards. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

Contingencies.   In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience to date, the Fund expects any risk of loss to be remote.

Recent Accounting Pronouncements - In June 2014, Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”. The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements. The amendments also require two new disclosures. The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements. The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014. Management is currently evaluating the impact ASU 2014-11 will have on the Fund’s financial statements.

B. FASB ASC Topic 820, “Fair Value Measurements and Disclosure”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories.

Level 1 includes valuations based on unadjusted quoted prices of identical securities in active markets, including valuations for securities listed on an exchange.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 generally includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, centrally cleared swap agreements, modeled OTC derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models. Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of June 30, 2014 by valuation level.

	Assets - Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$112,686,595	$—	$112,686,595
Non-U.S. Government Agency ABS	—	10,254,817	—	10,254,817
Government and Agency Obligations	—	56,604,633	—	56,604,633
Purchased Options	—	129,985	—	129,985
Short Term Investments	—	8,802,765	—	8,802,765

Fund Total	$—	$188,478,795	$—	$188,478,795

	Liabilities - Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(1,678,595)	$—	$(1,678,595)

Fund Total	$—	$(1,678,595)	$—	$(1,678,595)

	Assets - Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Exchange Traded Futures Options	$59,896	$—	$—	$59,896
Open Futures Contracts	56,588	—	—	56,588
Open Forward Foreign Currency Contracts	—	47,813	—	47,813
OTC Interest Rate Swap Agreements	—	190,888	—	190,888
Centrally Cleared Interest Rate Swap Agreements	—	90,749	—	90,749
OTC Credit Default Swap Agreements	—	596,401	—	596,401
Centrally Cleared Credit Default Swap Agreements	—	965,381	—	965,381

Fund Total	$116,484	$1,891,232	$—	$2,007,716

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

	Liabilities - Investments in Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$—	$(161,494)	$—	$(161,494)
Exchange Traded Futures Options	(31,851)	—	—	(31,851)
Open Forward Foreign Currency Contracts	—	(382,062)	—	(382,062)
OTC Interest Rate Swap Agreements	—	(5,976)	—	(5,976)
Centrally Cleared Interest Rate Swap Agreements	—	(246,916)	—	(246,916)
OTC Credit Default Swap Agreements	—	(4,519)	—	(4,519)

Fund Total	$(31,851)	$(800,967)	$—	$(832,818)

*Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, exchange traded futures options, futures contracts, forward foreign currency contracts, and swap agreements. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The Fund recognizes transfers between levels as of the beginning of the period. There were no transfers into or out of Level 1, 2 or 3 during the period. There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at June 30, 2014.

C. Investments

Forward Sales Commitments.   The Fund may purchase or sell forward sales commitments. A forward sales commitment involves the Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. The Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in a realized gain or loss.

When-Issued/Delayed-Delivery Securities.   The Fund may purchase securities with delivery or payment to occur at a date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until settlement of the trade. Certain risks may arise upon entering into when-issued or delayed-delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

Mortgage-Backed Dollar and Treasury Roll Transactions.   The Fund may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction. During the period between the sale and repurchase, the Fund forgoes interest and principal paid on the mortgage-backed securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. The Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

For the 26 days treasury roll securities were outstanding, the average daily balance and the weighted average interest rate for treasury roll securities during the period ended June 30, 2014 were $7,000,777 and 0.01%, respectively.

Reverse Repurchase Agreements.   The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security to a counterparty in exchange for cash, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as liabilities on the Statement of Assets and Liabilities. Interest paid is recorded as a component of interest expense on the Statement of Operations. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements. The Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the reverse repurchase agreement.

For the 77 days reverse repurchase agreements were outstanding, the average daily balance and the weighted average interest rate for reverse repurchase agreements during the period ended June 30, 2014 were $949,503 and 3.38%, respectively. The Fund did not hold any reverse repurchase agreements at June 30, 2014.

Repurchase Agreements.   The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and date. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub custodians under triparty repurchase agreements or delivered to the counterparty. When a repurchase agreement is entered into, the Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.

Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Investment Portfolio. The Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Illiquid Investments.   Illiquid securities and other investments are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s NAV per share. The Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than would the sale of those that are liquid. Illiquid investments also may be more difficult to value, due to the unavailability of reliable market quotations for such investments, and investment in them may have an adverse impact on the NAV.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Restricted Securities.   The Fund may own certain investment securities that, which are unregistered and thus restricted as to resale. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, as amended, the Fund has the right to include those securities in such registration generally without costs to the Fund. The Fund normally has no right to require registration of unregistered securities.

U.S. Government Agencies or Government Sponsored Enterprises.   The Fund may invest in U.S. government agencies or government sponsored enterprises. U.S. government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury announced the creation of a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

D. Risks

Interest Rate Risk.   Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk.   The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to specific risks that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk.   Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in higher rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Market Risk.   The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities, like common stocks and preferred stocks, generally have greater price volatility than fixed income securities.

Issuer Risk.   The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the markets for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. In such cases, the Fund, due to the difficulty in purchasing and selling illiquid securities and limitations on the Fund’s investments in such securities, may be unable to achieve its desired level of exposure to a certain sector. Foreign (non-U.S.) securities, certain derivatives and securities with substantial market and/or credit risk will tend to have greater exposure to liquidity risk.

Derivatives Risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. When investing in a derivative instrument, the Fund could lose more than the principal amount invested. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Fund’s Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

Mortgage-Related and Other Asset-Backed Securities Risk.   Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature and servicing of those assets.

Foreign (Non-U.S.) Investment Risk.   Investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscatory taxation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. If the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments in that region.

Emerging Markets Risk.   Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.   To the extent that the Fund invests directly in foreign (non-U.S.) currencies, in securities that are denominated in foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currencies or instruments with exposure to foreign currencies may reduce the returns of the Fund.

Leveraging Risk.   Certain transactions may give rise to a form of leverage. Such transactions include, among others, reverse repurchase agreements and when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Investment Adviser will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Smaller Company Risk.   The general risks associated with fixed income securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk.   The Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Investment Adviser and may also adversely affect the ability of the Fund to achieve its investment objectives.

Municipal Project-Specific Risk.   The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk.   The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Government, Legislative and Regulatory Risk.   Instability in the financial markets can lead to a number of unprecedented actions that may support certain financial institutions and segments of the financial markets under extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

E. Master Netting Agreements, Customer Account Agreements and Collateral

Under various agreements, certain investment transactions require collateral to be exchanged by the Fund and a counterparty or segregated at the custodian. U.S. Treasury Bills and cash (U.S. dollar) are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Investment Portfolio. Collateral for OTC financial derivative transactions paid to or received from counterparties is included in receivable from/payable for deposits with/from brokers and counterparties in the Statement of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”).   The Fund is subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s investment adviser attempts to limit counterparty risk by only entering into Master Agreements with counterparties which the investment adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”).   Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”).   Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and treasury roll transactions between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions, are not typically subject to net settlement, except for TBA pools.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”).   ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s investment adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements.   Customer Account Agreements and related addendums govern cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in centrally cleared derivatives, the investment adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin received may not be netted between futures and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

F. Financial Derivative Instruments

Futures Contracts.   The Fund may buy and sell futures on interest rates and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts.   The Fund may buy and sell (“write”) call and put options on securities, futures, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When the Fund sells (“writes”) a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

determine the realized gain or loss. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. Writing put options tends to increase the Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk the Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. If no premium is paid/received for an exchange traded futures option, the option is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options with variation margin involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Swaptions are illiquid investments.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. Certain option contracts entered into by the Fund during the period were traded on public markets that are regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). Similar to futures contracts, counterparty risk to the Fund is reduced since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Forward Foreign Currency Contracts.   A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Swap Agreements.   Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require the Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by the Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements.   Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Interest rate swap agreements that the Fund entered into include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Credit Default Swap Agreements.   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, the Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the credit default swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the credit default swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the credit default swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding, as of December 31, 2013, for which the Fund is a seller of protection, are disclosed in the Notes to the Investment Portfolio. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset.   FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure, which is categorized as credit, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for the Fund’s derivative investments during the year; (2) A summary table of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss on the Statement of Operations for each derivative instrument as of June 30, 2014; (3) A summary table of derivative instruments and certain investments of the Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statement of Assets and Liabilities as of June 30, 2014; and (4) A table reflecting the Fund’s average monthly derivative volume for the period ended June 30, 2014.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Objectives and Strategies.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy. The Fund purchased and wrote option contracts to manage exposure to or hedge changes in interest rates and to manage exposure to or hedge changes in inflation. The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements on corporate issues, sovereign issues and indices to manage credit exposure.

Derivative Instruments Categorized by Risk Exposure

	Credit Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2014:
Assets:
Investments in securities, at value[2]	$—	$—	$129,985	$129,985
Forward foreign currency contracts	—	47,813	—	47,813
Variation margin on financial derivative instruments	—	—	14,715	14,715
Unrealized appreciation on OTC swap agreements	596,400	—	190,889	787,289
OTC swap premiums paid	77,228	—	58,914	136,142

	$673,628	$47,813	$394,503	$1,115,944
Liabilities:
Written options, at value	$4,240	$17,472	$139,782	$161,494
Forward foreign currency contracts	—	382,062	—	382,062
Variation margin on financial derivative instruments	27,108	—	4,759	31,867
Unrealized depreciation on OTC swap agreements	4,519	—	5,976	10,495
OTC swap premiums received	540,848	—	—	540,848

	$576,715	$399,534	$150,517	$1,126,766
The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014:
Net realized gain (loss) on:
Investment transactions[2]	$—	$—	$(121)	$(121)
Futures contracts	—	—	(204,215)	(204,215)
Swap agreements	440,500	—	(323,218)	117,282
Written option contracts	11,845	—	455,479	467, 324
Forward foreign currency contracts	—	112,137	—	112,137

	$452,345	$112,137	$(72,075)	$492,407
Net change in unrealized appreciation (depreciation) on :
Investments[2]	$—	$—	$(229,167)	$(229,167)
Futures contracts and financial derivative instruments	45,344	—	114,095	159,439
OTC swap agreements	200,026	—	600,926	800,952
Written options contracts	12,771	5,827	248,548	267,146
Forward foreign currency contracts	—	(336,100)	—	(336,100)

	$258,141	$(330,273)	$734,402	$662,270

Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and	Financial Instruments [4]	Collateral [5]	Net Amount [6]	Total Collateral [7]
	Liabilities [3]				Cash	Security

Derivative Assets by Counterparty*
BBP	$478,540	$(447,063)	$-	$31,477	$-	$-
GSB	63,728	(63,728)	-	-	-	-
GSI	422,819	(8,759)	-	414,060	-	-

Derivatives eligible for offset	$965,087	$(519,550)	$-	$445,537
Derivatives not eligible for offset	150,857				$57,000	$95,045

	$1,115,944

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Derivative and Financial Instruments Eligible for Offset (continued)

	Gross Amount Presented in the Statements of Assets and	Financial Instruments [4]	Collateral [5]	Net Amount [6]	Total Collateral [7]
	Liabilities [3]				Cash	Security

Derivative Liabilities by Counterparty*
BBP	$447,063	$(447,063)	$-	$-	$-	$-
GSB	98,229	(63,728)	-	34,501	-	-
GSI	8,759	(8,759)	-	-	-	-

Derivatives eligible for offset	$554,051	$(519,550)	$-	$34,501
Derivatives not eligible for offset	572,715				$936,000	$683,711

	$1,126,766

	Gross Amount Presented in the Statements of Assets and	Financial			Total Collateral [7]
	Liabilities [8]	Instruments [4]	Collateral [5]	Net Amount [8]	Cash	Security

Master Forward Agreement Transaction Assets by Counterparty*
GSC	$1,665,391	$(1,665,391)	$–	$–	$–	$–
Master Forward Agreement Transaction Liabilities by Counterparty*
GSC	$1,678,595	$(1,665,391)	$–	$13,204	$–	$–

Average Derivative Volume1

	Cost of Options Purchased and Written	Notional Value at Purchase of Futures Contracts	Cost of Forward Foreign Currency Contracts	Notional Amount of Interest Rate Swap Agreements	Notional Amount of Credit Default Swap Agreements

Average monthly volume	$520,731	$59,200,738	$35,202,448	$22,868,841	$71,923,136
[1]	The derivative instruments outstanding as of June 30, 2014, as disclosed in the Notes to Investment Portfolio and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2014, as disclosed in the Statement of Operations, also serve as indicators of the derivative volume for the Funds.
[2]	Purchased options market value is reflected in Investments, at value. Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments, respectively, in the Statement of Operations.
[3]	Amounts eligible for offset are presented gross in the Statement of Assets and Liabilities.
[4]	Financial instruments eligible for offset but not offset in the Statement of Assets and Liabilities.
[5]	Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.
[6]	For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.
[7]	Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.
[8]	Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the market value of the investments, assets reflect the cost of the investment and the net amount reflects net unrealized gain or loss. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.
*	Counterparties are defined on page 12 in the Investment Portfolio.

G. Purchases and Sales of Securities

During the period ended June 30, 2014, purchases and sales of investment securities, excluding U.S. government obligations and short-term investments, aggregated $170,586,033 and $144,188,480 respectively. During the period ended June 30, 2014, purchases and sales of long-term U.S. government obligations aggregated $124,649,995 and $106,921,371 respectively.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

Subject to compliance with Rule 17a-7 under the 1940 Act, the Adviser is permitted to cause the Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Adviser.

There are occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or an affiliated company. They are effected only when the Adviser believes that to do so is in the best interest of the Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

H. Fees and Agreements

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement, the Fund pays PIMCO a quarterly fee at the annual rate of 0.25% of the average daily net assets of the Fund.

Fund Accounting and Administration Services Agreement.  Pursuant to a Fund Accounting and Administration Services Agreement, the Fund pays JFS an annual fee, payable monthly, equal to 0.25% of the average daily value of the net assets of the Fund up to $100 million; 0.20% of the average daily value of the net assets of the Fund from $100 million to $200 million; and 0.15% of the average daily value of the net assets of the Fund over $200 million. JFS makes individuals available to the Fund to serve as its officers. Officers are not directly compensated by the Fund.

Directors’ Fees and Expenses.  The Fund pays each Director of the Board a specified retainer fee plus specified amounts for each Board and Committee meeting attended.

I. Income Tax Matters

The following information is presented on an income tax basis. The timing and characterization of certain income and capital gains are determined in accordance with federal tax regulations, which may differ from GAAP. These differences primarily relate to timing differences in recognizing certain gains and losses on investment transactions and accounting treatment for notional principal contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the components of net assets on the Statement of Assets and Liabilities based on their federal income tax treatment; timing differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, paydown reclassifications, accounting treatment of notional principal contracts and distribution adjustments. Timing and permanent differences do not impact the NAV of the Fund.

At June 30, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

Cost of Investments	Gross Unrealized Depreciation	Gross Unrealized Appreciation	Net Unrealized Appreciation
$180,700,177	$(1,257,322)	$9,035,940	$7,778,618

The distributions paid of $6,738,806 and $310,870 for the year ended December 31, 2013, were from net ordinary income and return of capital, respectively.

Montgomery Street Income Securities, Inc. (Unaudited)

Notes to Financial Statements

June 30, 2014

At December 31, 2013, the Fund’s last fiscal year end, the Fund had unused capital loss carryforwards available for federal income tax purposes which may be applied against any future realized net taxable capital gains or until the respective expiration dates occur as noted below.

Years of Expiration	Amount
2016	$9,646,919
2017	11,494,100
Total	$21,141,019

The Fund had $155,886 of currency and $2,079,018 of capital losses realized from November 1, 2013, through December 31, 2013, which were deferred for tax purposes to January 1, 2014, the first day of the current fiscal year.

FASB ASC Topic 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Fund recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2010 through 2013 which remain subject to examination, by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Fund’s tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Fund’s financial statements during the period ended June 30, 2014.

J. Share Repurchases

Under the Fund’s limited repurchase program, the Fund is authorized to effect repurchases of its shares in the open market from time to time when the Fund’s shares trade at a discount to their NAV. During the period ended June 30, 2014, the Fund purchased 8,000 shares of common stock on the open market at a total cost of $129,894. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 10.44%. During the year ended December 31, 2013, the Fund purchased 24,000 shares of common stock on the open market at a total cost of $397,989. The weighted average discount of these purchases, comparing the purchase price to the NAV at the time of purchase, was 9.43%.

K. Subsequent Events

Management has evaluated subsequent events for the Fund through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Montgomery Street Income Securities, Inc. (Unaudited)

Dividend Reinvestment and Cash Purchase Plan (“Plan”)

June 30, 2014

All registered stockholders of the Fund’s Common Stock are offered the opportunity of participating in the Plan. Registered stockholders, on request or on becoming registered stockholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund’s common stock. The Custodian is the agent (the “Plan Agent”) for stockholders who elect to participate in the Plan.

If a stockholder chooses to participate in the Plan, the stockholder’s dividends and capital gains distributions will be promptly invested, automatically increasing the stockholder’s holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the stockholder will automatically receive stock. If the market price per share on the payment date for the dividend (the “Valuation Date”) equals or exceeds the net asset value per share, the Fund will issue new shares to the stockholder at the greater of the following on the Valuation Date: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the stockholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the stockholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the stockholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

Stockholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $5,000 (a “Voluntary Cash Investment”) by sending in a check together with the cash remittance slip, which will be sent with each statement of the stockholder’s account, to Computershare, the Fund’s transfer agent (the “Transfer Agent”). Such additional shares will be purchased on the open market by the Plan Agent or its delegate. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent or its delegate on the date such purchases are affected. In addition, stockholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, stockholders are currently charged $1 for each Voluntary Cash Investment.

Stockholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Transfer Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund upon written notice mailed to the stockholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

Alternatively, stockholders may request the Transfer Agent to instruct the Plan Agent or its delegate to sell any full shares and remit the proceeds, less a $2.50 service fee and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

The Plan may be amended by the Fund at any time. Except when required by law, written notice of any amendment will be mailed to stockholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received by the Transfer Agent prior to the effective date.

An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor’s behalf and to make any necessary arrangements for such participation.

Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Transfer Agent by writing Computershare, P.O. Box 43006, Providence, RI 02940-3006, or by calling (877) 437-3938.

Montgomery Street Income Securities, Inc. (Unaudited)

Directors and Officers

June 30, 2014

Stockholder Meeting Results

The Annual Meeting of Stockholders of the Fund was held on July 22, 2014 at 4 Embarcadero Center, 22nd Floor, San Francisco, California. At the meeting, the following matter was voted upon and approved by the stockholders: To elect four Directors of the Fund to hold office until the next annual meeting or until their respective successors shall have been duly elected and qualified.

	Number of Votes:
Directors	For	Withheld
Richard J. Bradshaw	8,722,223	829,788
Victor L. Hymes	8,721,125	830,886
Wendell G. Van Auken	8,715,397	836,614
Nancy E. Wallace	9,337,136	214,875

Directors and Officers

DIRECTORS	OFFICERS

RICHARD J. BRADSHAW	MARK D. NERUD
Chairman	President and Chief Executive Officer

VICTOR L. HYMES	DANIEL W. KOORS
Treasurer and Chief Operating Officer

WENDELL G. VAN AUKEN	DIANA R. GONZALEZ
Chief Legal Officer

NANCY E. WALLACE	JOSEPH B. O’BOYLE
Chief Compliance Officer

EMILY J. BENNETT
Secretary

DANIELLE A. BERGANDINE
Assistant Secretary

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Advisory Agreement Approval

June 30, 2014

At a meeting held on April 22, 2014, the Board, including the Directors of the Fund who were not parties to the agreement or “interested persons” of any such party as defined in the Investment Company Act of 1940, as amended (“1940 Act”), (the “Independent Directors”), voted to continue the Investment Advisory Agreement (the “Agreement”) with PIMCO until July 31, 2015.

In reviewing the Agreement, the Board considered, among other information, the written and oral reports provided by PIMCO, Jackson Fund Services (“JFS”), and Lipper Inc. In addition, the Board took into account information provided at previous meetings and information provided about PIMCO and other potential advisers developed in connection with the Board’s search for a new adviser in 2010.

Nature, Extent, and Quality of Services.    The Board examined the nature, extent, and quality of the advisory services provided and to be provided to the Fund by PIMCO. The Board considered the terms of the Agreement, the experience and qualifications of PIMCO and its personnel in managing fixed-income instruments, PIMCO’s investment strategy for the Fund, and the risk profile of the Fund’s investments. The Board also considered the experience of PIMCO in managing open- and closed-end funds, the availability and responsiveness of PIMCO’s personnel, the extent and quality of information provided by PIMCO to the Board, PIMCO’s compliance policies and procedures and attention to compliance matters, and the extent of any regulatory issues relating to PIMCO or its affiliates. Further, the Board considered the stability of the PIMCO organization and turnover in its personnel, the overall commitment of PIMCO to the Fund, and the general financial condition, resources, and reputation of PIMCO and its parent. The Board was generally satisfied with the nature, extent, and quality of the advisory services provided to the Fund.

Investment Performance.    The Board reviewed the investment performance of PIMCO over various periods compared to the performance of relevant indices, of a peer group of other similar funds, and of composite fund accounts of PIMCO using similar investment strategies. The Board also reviewed with PIMCO and JFS the ways in which the investment strategies employed by PIMCO had contributed to its investment performance. The performance data showed, among other things, that the Fund outperformed the Barclays U.S. Aggregate Bond Index and the Barclays Credit Index, and underperformed the average of its peer fund group, for the one-year and three-year periods ended December 31, 2013.

Cost of Services.    The Board examined the cost of the services provided and to be provided to the Fund by PIMCO, including expense information concerning the peer group of other similar funds and of fund and non-fund accounts of PIMCO employing similar investment strategies. The advisory fee charged by PIMCO was generally comparable to that charged to other PIMCO fund and non-fund accounts. The advisory fee charged by PIMCO was also comparable to the advisory fee charged by the Fund’s prior investment adviser, as well as to the advisory fee proposed by the other adviser candidates considered by the Board in connection with its 2010 search. The Board concluded that the advisory fees charged by PIMCO generally were competitive.

Profits Realized.    The Board considered profits realized and to be realized by PIMCO from its relationship with the Fund and reviewed an estimate prepared by PIMCO. The Board acknowledged the inherent limitations of profitability analyses, including their reliance on various allocations and assumptions. The Board recognized that PIMCO was entitled to earn a profit for the services it furnishes and concluded that the profit estimated to be earned by PIMCO would not be excessive.

Econmies of Scale.    The Board considered the extent to which economies of scale could be realized as the Fund grows and whether the advisory fee charged by PIMCO reflects any such economies of scale. It was noted that, as a closed-end fixed income fund making regular dividend distributions, the assets of the Fund were not expected to increase materially. Accordingly, the Board had negotiated with PIMCO a fixed fee rate taking into account the then-current size of the Fund. In the event the size of the Fund does increase materially in the future, the Board will consider whether the advisory fee should be adjusted to reflect any economies of scale.

Montgomery Street Income Securities, Inc. (Unaudited)

Investment Advisory Agreement Approval

June 30, 2014

Other Benefits.    The Board recognized that PIMCO and its affiliates may derive other benefits from its relationship with the Fund, including the use of the Fund’s performance record in marketing other products, the inclusion of the Fund on its client list, and the aggregation of the Fund’s purchase orders with other accounts.

In addition to the foregoing factors, among others, the Board considered its ability to terminate the Agreement on sixty days’ notice. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Director assigned different weights to the various factors considered.

Montgomery Street Income Securities, Inc. (Unaudited)

General Information

June 30, 2014

Investment	Pacific Investment Management Company LLC
Adviser	840 Newport Center Drive
Newport Beach, CA 92660

Administrator	Jackson Fund Services
225 West Wacker Drive
Chicago, IL 60606

Transfer Agent	Computershare
P.O. Box 30170
College Station, TX 77842-3170
(Tel) 1/877/437-3938

Custodian	The Bank of New York Mellon Corporation
One Mellon Center
Pittsburgh, PA 15258

Legal Counsel	Pillsbury Winthrop Shaw Pittman LLP
Four Embarcadero Center
San Francisco, CA 94111

Montgomery Street Income Securities, Inc. (Unaudited)

Privacy Policy Statement

June 30, 2014

The Fund considers the privacy of its stockholders to be of fundamental importance and has established a policy to maintain the privacy of the information you share with us. In addition, the Fund relies on the privacy and customer information protection policies and procedures of its service providers.

Personal information we collect

We do not sell any information to any third parties. However, we may collect and retain certain nonpublic personal information about you, including:

•	Information we receive from broker-dealers, investment advisers, the Fund’s transfer agent, and the Fund’s dividend reinvestment plan administrator (such as a stockholder’s name, address and tax identification number);

•	An address received from a third party when a stockholder has moved; and

•	Account balance and transaction activity.

Personal information we may disclose

We may occasionally disclose nonpublic personal information about you to affiliates and non-affiliates as permitted by law. Instances when we may share information include:

•	Disclosing information to a third party in order to process account transactions that you request or authorize;

•	Disclosing your name and address to companies that mail Fund related materials, such as stockholder reports and proxy materials; and

•	Disclosing information in connection with regulatory inquiries and legal proceedings, such as responding to a request for information or subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law. If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices. We restrict access to your nonpublic personal information to authorized agents, including employees of the Fund’s administrator who need to know that information to provide services to the Fund and its stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

These measures reflect our commitment to maintaining the privacy of your nonpublic personal information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions about our privacy practices, please contact the Fund at the following address:

Montgomery Street Income Securities, Inc.

c/o Jackson Fund Services

225 W. Wacker Drive, Suite 1200

Chicago, IL 60606

Effective: August 31, 2007

Jackson Fund Services

225 West Wacker Drive Suite 1200

Chicago, IL 60606

Presorted Standard

U.S. Postage

PAID

Lancaster, PA

Permit No. 1313

MSIS

(42065 6/14)

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Included in Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased(1)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 – January 31	0	0	n/a	n/a
February 1 – February 29	4,000	15.97	n/a	n/a
March 1 – March 31	0	0	n/a	n/a
April 1 – April 30	0	0	n/a	n/a
May 1 – May 31	4,000	16.41	n/a	n/a
June 1 – June 30	0	0	n/a	n/a

Total	8,000	16.19	n/a	n/a

(1) All purchases were made on the open market pursuant to the registrant’s Repurchase Program and related guidelines.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures in a Proxy Statement or Form N-CSR.

Item 11.  Controls and Procedures.

(a)	The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-CSR, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)	There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Principal Executive Officer
Date:	September 5, 2014

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer and Principal Financial Officer
Date:	September 5, 2014

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended